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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statement of SFX Entertainment, Inc. on Form S-8 File No. 00024017 of our report dated June 23, 2000, on our audit of the financial statements of SFX Entertainment Profit Sharing and 401(k) Plan as of December 31, 1999 and for the period January 1, 1999 (inception) through December 31, 1999, which report is included in this Annual Report on Form 11-K.




June 28, 2000                             /s/ Scott Gildea & Company, LLP
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